Consolidated Statements of Cash Flows (Parenthetical) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
(a) Proceeds from sale of an investment in previously consolidated subsidiary: The subsidiary' assets and liabilities at date of sale:
Non-current liabilities		$ (205)
Non-controlling interests		171
Gain from sale of subsidiary		33
Assets acquired and liabilities assumed, net		(1)
(b) Significant non-cash transactions:
Unpaid issuance costs		$ 87